U.S. GLOBAL INVESTORS FUNDS

Global Luxury Goods Fund
Gold and Precious Metals Fund
World Precious Minerals Fund
Global Resources Fund
(each, a “Fund” and together, the “Funds”)

Supplement dated April 12, 2024 to the Prospectus and Statement of Additional Information
dated May 1, 2023, as supplemented

IMPORTANT NOTICE REGARDING APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT, INCLUDING ELIMINATION OF PERFORMANCE (FULCRUM) FEE ARRANGEMENT

As previously communicated to shareholders through a supplement dated December 19, 2023, and through the Funds’ proxy statement dated January 11, 2024, the Board of Trustees (“Board”) of U.S. Global Investors Funds (the “Trust”), recently approved an amendment to the investment advisory agreement between U.S. Global Investors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds, that eliminated the performance-based adjustment applicable to each Fund’s advisory fee structure, or “fulcrum fee” (the “Performance Adjustment”), subject to the approval of each Fund’s shareholders.

At a special meeting of shareholders of the World Precious Minerals Fund held on March 8, 2024, the shareholders of the World Precious Minerals Fund approved the elimination of the Performance Adjustment, effective April 1, 2024. At a special meeting of the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund held on March 28, 2024, the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund each approved the elimination of the Performance Adjustment, effective April 1, 2024.

The Adviser has agreed to phase in the removal of the Performance Adjustment such that, until 12 months after the elimination of the Performance Adjustment was approved (such phase in currently expected until March 31, 2025), each Fund will pay advisory fees equal to the lesser of the base rate fee or the fee as determined with the Performance Adjustment. In particular, during this phase in period, the advisory fee rate may be adjusted downward if a Fund’s cumulative performance falls below the performance of its designated benchmark index by 5% or more but would not be correspondingly adjusted upward.

The removal of the Performance Adjustment with respect to the Global Resources Fund remains subject to the approval of the shareholders of the Global Resources Fund at the special meeting of shareholders scheduled for May 10, 2024. If the shareholders of Global Resources Fund approve the elimination of the Performance Adjustment, the Fund expects that the elimination of the Performance Adjustment would take effect on or about June 1, 2024, and the phase in with respect to Global Resources Fund would be in effect for a period of 12 months therefrom.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.